UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 3, 2021
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VIVINT SMART HOME, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4931 North 300 West
Provo, UT 84604
(Address of Principal Executive Offices) (Zip Code)
(801) 377-9111
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 2, 2021, Vivint Smart Home, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 181,743,803 shares of the Company’s Class A common stock, or approximately 87.03% of the 208,809,513 shares entitled to vote at the Annual Meeting, were present in person or by proxy and voted on the following three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated April 21, 2021.

Item 1—Election of Directors. The stockholders elected the individual listed below as a Class II director to serve on the Company’s Board of Directors for a three-year term expiring in 2024. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Peter F. Wallace	159,753,390	17,372,502	4,617,911

Item 2—Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
180,864,796	15,633	863,374	N/A

Item 3—Advisory Vote on Compensation of Named Executive Officers. The stockholders approved, on a non-binding and advisory basis, the compensation of the named executive officers of the Company. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
172,999,844	4,111,146	14,902	4,617,911

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name: Shawn J. Lindquist
Title: Chief Legal Officer and Secretary
Date: June 3, 2021